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                                                                    Exhibit 10.2


                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

      THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "AMENDMENT") is entered into as of August 26, 2003, by and between ACME Communications, Inc., a Delaware corporation (the "COMPANY"), and Douglas E. Gealy ("Executive," together with the Company, the "PARTIES," and each a "PARTY").

                                    RECITALS

      WHEREAS, the Parties desire to amend certain terms of the Employment Agreement, dated October 5, 1999, by and between the Company and Executive (the "EMPLOYMENT AGREEMENT").

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the Parties covenant and agree with each other as follows:

                                   AGREEMENT

1. DEFINITIONS. Capitalized terms used herein without definitions have the meanings ascribed to such terms in the Employment Agreement.

2.    MODIFICATIONS.

A.    Section 1.2 is hereby deleted and restated in its entirety as follows:

      1.2 TERM. Executive will be employed until September 30, 2006, unless Executive's employment is terminated before that date pursuant to the provisions hereof.

B.    Section 2.1.1 is hereby deleted and restated in its entirety as follows:

      2.1.1 BASE SALARY. A base salary ("Base Salary") of $387,750 per annum payable in semi-monthly installments in accordance with the Company's normal payroll practices.

3.    TERMINATION DUE TO CHANGE IN CONTROL

A. In the event that the Executive's employment is terminated as a result in a Change of Control (as defined herein), then Employee shall be entitled to received his Base Salary and the benefits described in Paragraph 2.1.4 of the Employment Agreement for the lesser of (1) the balance of the Term or (2) one-year from the date of termination.

B. Change in Control shall be defined as either (1) approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation or (2) consummation of a
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      merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless as a result of the Business Combination more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation's voting securities immediately before the Business Combination, or (3) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation

4.    MISCELLANEOUS

      A. Except as specifically amended by this Amendment, the Employment Agreement will remain in full force and effect. In the event the terms of this Amendment conflict with the terms of the Employment Agreement, the terms of this Amendment will control.

      B. This Amendment may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

      C. This Amendment will be governed by and construed in accordance with the laws of the State of California applicable to agreements executed and to be performed entirely therein.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]
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      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.


ACME COMMUNICATIONS, INC.



/s/ Thomas D. Allen
-------------------------------
    Thomas D. Allen
    Executive Vice President



/s/ Douglas E. Gealy
------------------------------
    Douglas E. Gealy